Exhibit 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated November 6, 1995 included (or incorporated by reference) in NS Group, Inc.'s Form 10-K for the year ended September 30, 1995 and to all references to our Firm included in this registration statement.



                                        /s/Arthur Andersen LLP
Cincinnati, Ohio                        ARTHUR ANDERSEN LLP


May 14, 1996